Distribution of Profits	12 Months Ended
Dec. 31, 2011
Distribution of Profits

12. Distribution of Profits

Pursuant to the relevant laws and regulations in the PRC applicable to foreign-investment corporations and the Articles of Association of the Group’s PRC subsidiaries, the Group is required to maintain a statutory reserve (“PRC statutory reserve”): a general reserve fund, which is non-distributable. The Group’s PRC subsidiaries are required to transfer 10% of their profit after taxation, as reported in their PRC statutory financial statements, to the general reserve fund until the balance reaches 50% of their registered capital. At their discretion, the PRC subsidiaries may allocate a portion of its after-tax profits based on PRC accounting standards to staff welfare and bonus funds. The general reserve fund may be used to make up prior year losses incurred and, with approval from the relevant government authority, to increase capital. PRC regulations currently permit payment of dividends only out of the Group’s PRC subsidiaries’ accumulated profits as determined in accordance with PRC accounting standards and regulations. The general reserve fund amounted to $1,470,688 and $1,590,077 as of December 31, 2010 and 2011, respectively. The Group has not allocated any of its after-tax profits to the staff welfare and bonus funds for any period presented.

In addition, the share capital of the Company’s PRC subsidiaries of $7,476,898 and $30,476,898 as of December 31, 2010 and 2011, respectively, was considered restricted due to restrictions on the distribution of share capital.

As a result of these PRC laws and regulations, the Company’s PRC subsidiaries are restricted in their ability to transfer a portion of their net assets, including general reserve and registered capital, either in the form of dividends, loans or advances. Such restricted portion amounted to $8,947,586 and $32,066,975 as of December 31, 2010 and 2011, respectively.

No dividends were declared in 2009, 2010 and 2011.